Supplement to the John Hancock International/Global Funds Prospectus
                               dated June 1, 1998



On pages 16 and 18, the "Portfolio Management" section has been changed as follows:


John Hancock Short-Term Strategic Income Fund

Fred Cavanaugh, Jr., Arthur N. Calavritinos, CFA and Roger C. Hamilton lead the fund's management team. Mr. Cavanaugh, senior vice president, has been in the investment business since 1973 and joined the Adviser in 1986. Mr. Calavritinos, vice president, has been in the investment business since 1986 and joined the Adviser in 1988 and Mr. Hamilton, vice president, has been in the investment business since 1980 and joined the Adviser in 1994.

John Hancock World Bond Fund

Fred Cavanaugh, Jr., James K. Ho, CFA and Anthony A. Goodchild lead the fund's portfolio management team. Mr. Cavanaugh and Mr. Ho have been members of the team since 1998 and Mr. Goodchild since 1994. Mr. Cavanaugh, senior vice president, has been in the investment business since 1973 and joined the Adviser in 1986. Mr. Ho, executive vice president, has been in the investment business since 1977 and joined the Adviser in 1985. Mr. Goodchild, senior vice president, has been in the investment business since 1968 and joined the Adviser in 1994.

John Hancock Global Rx Fund

The name of John Hancock Global Rx Fund has been changed to John Hancock Global Health Sciences Fund, effective October 1, 1998. The Fund can be found in the newspaper under the follow listings:

         Global Health Sciences Class A     GlHSciA
         Global Health Sciences-Class B     GlHSciB


September 25, 1998

GLIPS 9/98

                           John Hancock Global Rx Fund

    Supplement to the Statement of Additional Information dated March 1, 1998



The name of John Hancock Global Rx Fund has been changed to John Hancock Global Health Sciences Fund, effective October 1, 1998.



October 1, 1998

28SAIS  10/98